                                                                    EXHIBIT 4.1

COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
(MINNEAPOLIS, MINNESOTA) TRANSFER AGENT AND REGISTRAR
BY

                                   AUTHORIZED SIGNATURE


  COMMON                                            COMMON
  STOCK                                             STOCK

                                                                 See reverse for
                                                             certain definitions


                            [WEBVALLEY, INC. LOGO]

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

THIS CERTIFIES that                                 CUSIP 000000 00 0



is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR
                          VALUE OF $.01 PER SHARE, OF
                               WebValley, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the fascimile signatures of its duly authorized officers.

Dated:


          SECRETARY                                      PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER

                                 No Corporate Seal
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                               WEBVALLEY, INC.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM --as tenants in common    UNIF GIFT MIN ACT--
                                     ..............Custodian..............
                                              (Cust)       (Minor)
   TEN ENT --as tenants by the entireties under Uniform Gifts to Minors JT TEN --as joint tenants with right of survivorship and not as tenants in common

                                                     Act..........
                                                        (State)

Additional abbreviations may also be used though not in the above list.

For value received ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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________________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises

Dated
                                   --------------------------------------------

                                   --------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guaranteed